Exhibit 99.2

Prudential Financial, Inc.

Financial Services Businesses

Information Regarding Certain General Account Investments

Residential Mortgage-Backed, Commercial Mortgage-Backed, and Asset-Backed Securities, and Commercial Loans

March 31, 2008

($ millions)

General Account Investments - Available for Sale	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Asset-backed securities (a)	13,363	74	1,328	12,109
Residential mortgage-backed securities (b)	10,826	189	90	10,925
Commercial mortgage-backed securities (c)	6,956	46	146	6,856

	Gross Carrying Value	Allowance For Losses	Net Book Value
Commercial loans (d)	21,274	(94)	21,180

(a) Supplemental information for asset-backed securities:

		LOWEST RATING AGENCY RATING
	Vintage	AAA	AA	A	BBB	BB and below	Total Amortized Cost	Total Fair Value
Collateralized by sub-prime mortgages:
Enhanced short-term portfolio
	2007	535	104	57	—	—	696	616
	2006	1,913	162	238	—	—	2,313	2,146
	2005	75	—	24	—	—	99	95
	2004	—	—	—	—	—	—	—
	2003 and prior	—	—	—	—	—	—	—

Total enhanced short-term portfolio (1)		2,523	266	319	—	—	3,108	2,857

All other portfolios
	2007	227	68	74	—	—	369	276
	2006	877	346	423	26	5	1,677	1,294
	2005	19	457	161	21	4	662	517
	2004	43	362	332	7	—	744	587
	2003 and prior	51	214	218	74	18	575	464

Total all other portfolios		1,217	1,447	1,208	128	27	4,027	3,138

Total collateralized by sub-prime mortgages (2)		3,740	1,713	1,527	128	27	7,135	5,995

Other asset-backed securities:
Externally managed investments in the European market (3)		—	—	1,283	586	15	1,884	1,905
Collateralized by auto loans		1,025	65	91	82	3	1,266	1,257
Collateralized by credit cards		143	—	7	761	—	911	818
Collateralized by non-sub-prime mortgages		704	53	13	36	16	822	835
Other (4)		739	170	173	65	198	1,345	1,299

Total asset-backed securities		6,351	2,001	3,094	1,658	259	13,363	12,109

(1)	Our Enhanced Short-term portfolio is used primarily to invest cash proceeds of securities lending and repurchase activities, and cash generated from certain trading and operating activities. The investment policy statement of this portfolio requires that securities purchased for this portfolio have a remaining expected average life of 2 years or less when acquired.

(2)	The weighted average estimated subordination percentage of our general account available for sale asset-backed securities collateralized by sub-prime mortgages attributable to the Financial Services Businesses, excluding those supported by guarantees from monoline bond insurers, was 33% as of March 31, 2008. The subordination percentage represents the current weighted average estimated percentage of the capital structure subordinated to our investment holding that is available to absorb losses before the security incurs the first dollar loss of principal. As of March 31, 2008, based on amortized cost, approximately 89% of these asset-backed securities collateralized by sub-prime mortgages have estimated credit subordination percentages of 20% or more, and 49% have estimated credit subordination percentages of 30% or more.

(3)	Externally managed investments in the European markets reflects our investment in medium term notes that are collateralized by portfolios of assets primarily consisting of European fixed income securities and derivatives, including 49% European corporate and bank bonds, 21% bank capital, 18% European asset-backed securities, and 12% other. As of March 31, 2008, fair value excludes the $(432) million impact of a bifurcated embedded derivative.

(4)	Includes collateralized debt obligations with amortized cost of $199 million and fair value of $169 million, with less than 2% secured by sub-prime mortgages. Also includes asset backed-securities collateralized by education loans, equipment leases, timeshares, aircraft, and franchises.

Excluded from the table above are available for sale asset-backed securities held outside the general account in other entities and operations with amortized cost of $258 million and fair value of $244 million. Based on amortized cost, 75% of these securities have credit ratings of AAA and the remaining 25% have credit ratings of BBB or below. As of March 31, 2008, included within these asset-backed securities are securities collateralized by sub-prime mortgages with amortized cost and fair value of $9 million, all of which have AAA credit ratings, with $8 million in the 2006 vintage and $1 million in the 2003 vintage. Also included are collateralized debt obligations with amortized cost of $49 million and fair value of $41 million, with none secured by sub-prime mortgages. Also excluded from the table above are asset-backed securities classified as trading and carried at fair value, including $1.2 billion of trading account assets supporting insurance liabilities, the investment results of which ultimately accrue to contract holders. An additional $47 million of asset-backed securities as of March 31, 2008 are classified as other trading, including $15 million held outside the general account with AAA credit ratings, and $32 million included in our general account, 31% of which have credit ratings of AAA and the remaining 69% of which have BBB credit ratings.

(b) Supplemental information for residential mortgage-backed securities:

As of March 31, 2008, based on amortized cost, 98% of the general account available for sale residential mortgage-backed securities attributable to the Financial Services Businesses were publicly traded agency pass-through securities, which are supported by implicit or explicit government guarantees and have credit ratings of AAA. Collateralized mortgage obligations, including approximately $58 million secured by “ALT-A” mortgages, represented the remaining 2% of residential mortgage-backed securities; all have credit ratings of A or above.

Excluded from the table above are available for sale residential mortgage-backed securities held outside the general account in other entities and operations with amortized cost of $602 million ($611 million fair value), all of which have AAA credit ratings. Also excluded from the table above are $965 million of residential mortgage-backed securities classified as trading account assets supporting insurance liabilities and carried at fair value, the investment results of which ultimately accrue to contract holders.

(c) Supplemental information for commercial mortgage-backed securities:

	LOWEST RATING AGENCY RATING
Vintage	AAA	AA	A	BBB	BB and below	Total Amortized Cost	Total Fair Value
2008	21	—	—	12	—	33	34
2007	740	—	3	68	76	887	889
2006	2,776	6	—	7	23	2,812	2,773
2005	1,441	—	—	11	39	1,491	1,455
2004	409	—	—	—	4	413	399
2003 and prior	1,023	171	60	57	9	1,320	1,306

Total (1)	6,410	177	63	155	151	6,956	6,856

(1)	As of March 31, 2008, based on amortized cost, the weighted average loan to value and debt service coverage ratios of general account available for sale commercial mortgage-backed securities attributable to the Financial Services Businesses is 68% and 1.54 times, respectively. The weighted average estimated subordination percentage of our general account available for sale investments in commercial mortgage-backed securities attributable to the Financial Services Businesses was 35% as of March 31, 2008. The subordination percentage represents the current weighted average estimated percentage of the capital structure subordinated to our investment holding that is available to absorb losses before the security incurs the first dollar loss of principal. The estimated subordination percentage includes an adjustment for that portion of the capital structure which has been effectively defeased by US Treasury securities. As of March 31, 2008, based on amortized cost, approximately 89% of these commercial mortgage-backed securities have estimated credit subordination percentages of 20% or more, and 70% have estimated credit subordination percentages of 30% or more.

Excluded from the table above are available for sale commercial mortgage-backed securities held outside the general account in other entities and operations with amortized cost of $12 million and fair value of $11 million, 41% of which have credit ratings of AAA and the remaining 59% have credit ratings of BB and below. Also excluded from the table above are commercial mortgage-backed securities classified as trading and carried at fair value, including $2.5 billion of trading account assets supporting insurance liabilities, the investment results of which ultimately accrue to contract holders. An additional $445 million of commercial mortgage-backed securities held outside the general account as of March 31, 2008 are classified as other trading, of which 83% have AAA credit ratings, 7% have AA credit ratings, 7% have A credit ratings, and the remaining 3% have BBB credit ratings.

(d) Supplemental information for commercial loans:

Commercial loans by property type:	Gross Carrying Value	% of Total
Industrial buildings	4,478	21.0%
Office buildings	3,820	17.9%
Apartment complexes	3,587	16.9%
Retail stores	3,051	14.3%
Other	2,613	12.3%
Agricultural properties	1,269	6.0%
Residential properties	972	4.6%

Subtotal of collateralized loans	19,790	93.0%
Uncollateralized loans	1,484	7.0%

Total commercial loans	21,274	100.0%

Commercial loans by status:	Gross Carrying Value
Performing	21,216
Delinquent, not in foreclosure	45
Delinquent, in foreclosure	7
Restructured	6

Total commercial loans	21,274

As of March 31, 2008, based on amortized cost, the weighted average loan to value and debt service coverage ratios of general account investment in commercial loans attributable to the Financial Services Businesses was 52% and 1.8 times, respectively.

Prudential Financial, Inc.

Closed Block Business

Information Regarding Certain General Account Investments

Residential Mortgage-Backed, Commercial Mortgage-Backed, and Asset-Backed Securities, and Commercial Loans

March 31, 2008

($ millions)

General Account Investments - Available for Sale	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Asset-backed securities (a)	7,598	29	1,001	6,626
Residential mortgage-backed securities (b)	3,997	75	21	4,051
Commercial mortgage-backed securities (c)	4,230	21	116	4,135

	Gross Carrying Value	Allowance For Losses	Net Book Value
Commercial loans (d)	8,523	(29)	8,494

(a) Supplemental information for asset-backed securities:

		LOWEST RATING AGENCY RATING
	Vintage	AAA	AA	A	BBB	BB and below	Total Amortized Cost	Total Fair Value
Collateralized by sub-prime mortgages:
Enhanced short-term portfolio
	2007	552	107	59	—	—	718	635
	2006	1,972	167	246	—	—	2,385	2,213
	2005	77	—	25	—	—	102	99
	2004	—	—	—	—	—	—	—
	2003 and prior	—	—	—	—	—	—	—

Total enhanced short-term portfolio (1)		2,601	274	330	—	—	3,205	2,947

All other portfolios
	2007	167	22	22	—	—	211	143
	2006	614	193	240	7	—	1,054	760
	2005	30	404	16	—	—	450	344
	2004	9	304	51	—	—	364	279
	2003 and prior	48	340	100	32	7	527	419

Total all other portfolios		868	1,263	429	39	7	2,606	1,945

Total collateralized by sub-prime mortgages (2)		3,469	1,537	759	39	7	5,811	4,892

Other asset-backed securities:
Collateralized by credit cards		38	—	21	480	—	539	475
Collateralized by auto loans		362	16	56	25	—	459	457
Externally managed investments in the European market (3)		—	—	281	—	—	281	296
Collateralized by education loans		234	20	—	—	—	254	252
Other (4)		160	23	27	13	31	254	254

Total asset-backed securities		4,263	1,596	1,144	557	38	7,598	6,626

(1)	Our Enhanced Short-term portfolio is used primarily to invest cash proceeds of securities lending and repurchase activities, and cash generated from certain trading and operating activities. The investment policy statement of this portfolio requires that securities purchased for this portfolio have a remaining expected average life of 2 years or less when acquired.

(2)	The weighted average estimated subordination percentage of our general account available for sale asset-backed securities collateralized by sub-prime mortgages attributable to the Closed Block Business, excluding those supported by guarantees from monoline bond insurers, was 34% as of March 31, 2008. The subordination percentage represents the current weighted average estimated percentage of the capital structure subordinated to our investment holding that is available to absorb losses before the security incurs the first dollar loss of principal. As of March 31, 2008, based on amortized cost, approximately 95% of these asset-backed securities collateralized by sub-prime mortgages have credit estimated subordination percentages of 20% or more, and 54% have estimated credit subordination percentages of 30% or more.

(3)	Externally managed investments in the European markets reflects our investment in medium term notes that are collateralized by portfolios of assets primarily consisting of European fixed income securities and derivatives, including 49% European corporate and bank bonds, 21% bank capital, 18% European asset-backed securities, and 12% other. As of March 31, 2008, fair value excludes the $(55) million impact of a bifurcated embedded derivative.

(4)	Includes collateralized debt obligations with amortized cost of $22 million and fair value of $26 million, with none secured by sub-prime mortgages. Also includes asset backed-securities collateralized by equipment leases, timeshares, aircraft, and franchises.

Excluded from the table above are $17 million of asset-backed securities classified as trading and carried at fair value, all of which have BBB credit ratings as of March 31, 2008.

(b) Supplemental information for residential mortgage-backed securities:

As of March 31, 2008, based on amortized cost, 84% of the general account available for sale residential mortgage-backed securities attributable to the Closed Block Business were publicly traded agency pass-through securities, which are supported by implicit or explicit government guarantees and have credit ratings of AAA. Collateralized mortgage obligations, including approximately $3 million secured by “ALT-A” mortgages, represented the remaining 16% of residential mortgage-backed securities and all have credit ratings of AAA.

Prudential Financial, Inc.

Closed Block Business

Information Regarding Certain General Account Investments

Residential Mortgage-Backed, Commercial Mortgage-Backed, and Asset-Backed Securities, and Commercial Loans

March 31, 2008

($ millions)

(c) Supplemental information for commercial mortgage-backed securities:

	LOWEST RATING AGENCY RATING
Vintage	AAA	AA	A	BBB	BB and below	Total Amortized Cost	Total Fair Value
2008	9	—	—	—	—	9	9
2007	268	—	19	—	—	287	276
2006	1,138	—	—	—	—	1,138	1,121
2005	1,391	—	—	—	—	1,391	1,348
2004	396	—	—	—	—	396	379
2003 and prior	888	48	52	21	—	1,009	1,002

Total (1)	4,090	48	71	21	—	4,230	4,135

(1)	As of March 31, 2008, based on amortized cost, the weighted average loan to value and debt service coverage ratios of general account available for sale commercial mortgage-backed securities attributable to the Closed Block Business is 68% and 1.59 times, respectively. The weighted average estimated subordination percentage of our general account available for sale investments in commercial mortgage-backed securities attributable to the Closed Block Business was 32% as of March 31, 2008. The subordination percentage represents the current weighted average estimated percentage of the capital structure subordinated to our investment holding that is available to absorb losses before the security incurs the first dollar loss of principal. The estimated subordination percentage includes an adjustment for that portion of the capital structure which has been effectively defeased by US Treasury securities. As of March 31, 2008, based on amortized cost, approximately 89% of these commercial mortgage-backed securities have estimated credit subordination percentages of 20% or more, and 57% have estimated credit subordination percentages of 30% or more.

(d) Supplemental information for commercial loans:

Commercial loans by property type:	Gross Carrying Value	% of Total
Industrial buildings	1,921	22.5%
Office buildings	1,649	19.4%
Apartment complexes	1,706	20.0%
Retail stores	1,382	16.2%
Other	887	10.4%
Agricultural properties	824	9.7%
Residential properties	1	0.0%

Subtotal of collateralized loans	8,370	98.2%
Uncollateralized loans	153	1.8%

Total commercial loans	8,523	100.0%

Commercial loans by status:	Gross Carrying Value
Performing	8,522
Delinquent, not in foreclosure	—
Delinquent, in foreclosure	—
Restructured	1

Total commercial loans	8,523

As of March 31, 2008, based on amortized cost, the weighted average loan to value and debt service coverage ratios of general account investment in commercial loans attributable to the Closed Block Business was 44% and 1.86 times, respectively.